                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 16, 2003
                                                 -------------------------------

                                    NN, Inc.
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             (Exact name of registrant as specified in its charter)

           DELAWARE                 0-23486                  62-1096725
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 (State or other jurisdiction     (Commission              (IRS Employer
       of incorporation)          File Number)          Identification No.)

2000 Waters Edge Drive, Johnson City, Tennessee                 37604
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code      (423) 743-9151
                                                    ----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On May 16, 2003, the Company issued a press release announcing the completion of a public offering of the Company's common stock. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference

Item 7.     Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibits are filed herewith:

         99.1     Press release issued May 16, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  May 16, 2003

                                    NN, INC.

                                    By:   /s/ Willam C. Kelly, Jr.
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                                          William C. Kelly, Jr.,
                                          Treasurer, Secretary and Chief
                                          Administrative Officer